Exhibit 10.30

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (herein called the “Amendment”) made as of October 24, 2007 by and among Targa Resources Partners LP, a Delaware limited partnership (the “Borrower”), Bank of America, N.A., as Administrative Agent (“Administrative Agent”), Collateral Agent, Swing Line Lender and L/C Issuer, and each Lender party hereto (collectively the “Lenders” and individually, a “Lender”).

W I T N E S S E T H:

WHEREAS, the Borrower, Administrative Agent and Lenders entered into that certain Credit Agreement dated as of February 14, 2007 (as amended, supplemented, or restated to the date hereof, the “Original Agreement”), for the purpose and consideration therein expressed, whereby Lenders became obligated to make loans to the Borrower as therein provided; and

WHEREAS, the Borrower desires to amend the Original Agreement to increase the maximum amount of increases to the Aggregate Commitments that may be requested by the Borrower under Section 2.14;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

DEFINITIONS AND REFERENCES

Section 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

“Amendment” means this First Amendment to Credit Agreement and the Guarantor Ratification attached hereto.

“Credit Agreement” means the Original Agreement as amended hereby.

ARTICLE II.

AMENDMENTS TO ORIGINAL AGREEMENT

Section 2.1. Increase in Commitments. The Original Agreement is hereby amended to replace the reference to “$250,000,000” in clause (ii) of Section 2.14(a) of the Original Agreement with “$500,000,000”.

ARTICLE III.

CONDITIONS OF EFFECTIVENESS

Section 3.1. Effective Date. This Amendment shall become effective as of the date first above written when, and only when, (i) Administrative Agent shall have received, at Administrative Agent’s office, a counterpart of this Amendment executed and delivered by the Borrower and Required Lenders and a counterpart of the Guarantor Ratification executed and delivered by each Guarantor, (ii) the Borrower shall have requested an increase in the Aggregate Commitments pursuant to Section 2.14 of the Credit Agreement in the amount of $250,000,000 and such increase in the Aggregate Commitments shall have become effective, and (iii) Administrative Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Administrative Agent, duly authorized, executed and delivered, and in form and substance satisfactory to Administrative Agent:

(a) a favorable opinion of Bracewell & Giuliani LLP, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to such matters as the Administrative Agent may reasonably request;

(b) a certificate of the Secretary of each Loan Party certifying that none of the resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent has previously required evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party have been amended since they were delivered,

(c) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification; and that the execution and delivery of this Amendment has been duly authorized; and

(d) the Borrower shall have paid all fees required to be paid to Administrative Agent pursuant to any Loan Documents and all other fees and reimbursements to be paid pursuant to any Loan Documents, including fees and disbursements of Administrative Agent’s attorneys.

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ARTICLE IV.

REPRESENTATIONS AND WARRANTIES

Section 4.1. Representations and Warranties of the Borrower. In order to induce each Lender to enter into this Amendment, the Borrower represents and warrants to each Lender that, after giving effect to this Amendment (and including for purposes of all references to the Loan Documents, and the Credit Agreement, (i) the representations and warranties of the Borrower and each Loan Party contained in Article V of the Original Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects on and as of the time of the effectiveness hereof, except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and for purposes of this Section 4.1, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer, to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, and (ii) no Default exists.

ARTICLE V.

MISCELLANEOUS

Section 5.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The other Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein or therein, operate as a waiver of any right, power, or remedy of Administrative Agent, Swing Line Lender, L/C Issuer, or Lenders under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

Section 5.2. Survival of Agreements. All representations, warranties, covenants, and agreements of the Borrower herein shall survive the execution and delivery of this Amendment and the performance thereof, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in this Amendment or any certificate or instrument delivered by any Loan Party hereunder or thereunder to Administrative Agent, L/C Issuer, Swing Line Lender, or any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of the Borrower and such Loan Party under this Amendment and under the Credit Agreement.

Section 5.3. Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

Section 5.4. Governing Law. This Amendment shall be governed by and construed in accordance with, the law of the State of New York.

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Section 5.5. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same agreement. This Amendment may be validly executed by facsimile or other electronic transmission.

THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

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IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

TARGA RESOURCES PARTNERS LP

By:	Targa Resources GP LLC, its sole general partner

By:	/s/ Howard M. Tate
Howard M. Tate Vice President—Finance and Treasurer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Todd Mac Neill
Name: Todd Mac Neill Title: Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Christopher Smith
Name: Christopher Smith Title: Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as Syndication Agent and as a Lender

By:	/s/ Leanne S. Phillips
Name: Leanne S. Phillips Title: Director

MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., as Co-Documentation Agent and as a Lender

By:	/s/ Gregory B. Hamilton
Name: Gregory B. Hamilton Title: Vice President

ROYAL BANK OF CANADA, as Co-Documentation Agent and as a Lender

By:	/s/ David A. McCluskey
Name: David A. McCluskey Title: Authorized Signatory

THE ROYAL BANK OF SCOTLAND PLC, as Co-Documentation Agent and as a Lender

By:	/s/ Mathew Main
Name: Mathew Main Title: Managing Director

BNP PARIBAS, as a Lender

By:	/s/ Richard Hawthorne
Name: Richard Hawthorne Title: Vice President

By:	/s/ Greg Smothers
Name: Greg Smothers Title: Vice President

SOCIÉTÉ GÉNÉRALE, as a Lender

By:	/s/ Stephen W. Warfel
Name: Stephen W. Warfel Title: Managing Director

J. Aron & Company, as a Secured Hedging Party under the Intercreditor Agreement

By:	/s/ Donna Mansfield
Name: Donna Mansfield Title: Attorney In Fact

ABN AMRO BANK N.V., as a Lender

By:	/s/ Jamie Conn
Name: Jamie Conn Title: Managing Director

By:	/s/ John Reed
Name: John Reed Title: Director

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ D. Mills
Name: D. Mills Title: Director

CITIBANK, N.A., as a Lender

By:	/s/ Ashish Sethi
Name: Ashish Sethi Title: Attorney-in-Fact

AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ W. Bryan Chapman
Name: W. Bryan Chapman Title: Senior Vice President

COMPASS BANK, as a Lender

By:	/s/ Adrianne D. Griffin
Name: Adrianne D. Griffin Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Justin M. Alexander
Name: Justin M. Alexander Title: Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Kevin J. Utsey
Name: Kevin J. Utsey Title: Vice President

COMERICA BANK, as a Lender

By:	/s/ Josh Strong
Name: Josh Strong Title: Assistant Vice President

GUARANTY BANK, as a Lender

By:	/s/ Jim R. Hamilton
Name: Jim R. Hamilton Title: Senior Vice President

NATIXIS, as a Lender

By:	/s/ Renaud d’Herbes
Name: Renaud d’Herbes Title: Senior Managing Director

By:	/s/ Daniel Payer
Name: Daniel Payer Title: Director

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ David B. Julie
Name: David B. Julie Title: Associate Director

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa Title: Associate Director

LEHMAN BROTHERS COMMERCIAL BANK, as a Lender

By:	/s/ Brian McNany
Name: Brian McNany Title: Authorized Signatory

CREDIT SUISSE, Cayman Islands Branch, as a Lender

By:	/s/ Doreen Barr
Name: Doreen Barr Title: Vice President

By:	/s/ Nupur Kumar
Name: Nupur Kumar Title: Associate

GOLDMAN SACHS CREDIT PARTNERS L.P., as a Lender

By:	/s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

GUARANTOR RATIFICATION

The undersigned guarantors (whether one or more, “Guarantor”, and if more than one jointly and severally), hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, (ii) ratifies and confirms the Continuing Guaranty dated as of February 14, 2007 made by it for the benefit of Administrative Agent and Lenders executed pursuant to the Credit Agreement and the other Loan Documents, (iii) agrees that all of its respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection herewith, and (iv) agrees that the Guaranty and such other Loan Documents shall remain in full force and effect.

TARGA RESOURCES OPERATING LP

By:	Targa Resources Operating GP LLC,
its sole general partner

	By:	/s/ Howard M. Tate
Howard M. Tate
Vice President—Finance and Treasurer

TARGA RESOURCES OPERATING GP LLC

By:	/s/ Howard M. Tate
Howard M. Tate
Vice President—Finance and Treasurer

TARGA NORTH TEXAS LP

By:	Targa North Texas GP LLC,
its sole general partner

	By:	/s/ Howard M. Tate
Howard M. Tate
Vice President—Finance and Treasurer

TARGA NORTH TEXAS GP LLC

By:		/s/ Howard M. Tate
Howard M. Tate
Vice President—Finance and Treasurer

TARGA INTRASTATE PIPELINE LLC

By:		/s/ Howard M. Tate
Howard M. Tate
Vice President—Finance and Treasurer

TARGA RESOURCES TEXAS GP LLC

By:		/s/ Howard M. Tate
Howard M. Tate
Vice President—Finance and Treasurer

TARGA TEXAS FIELD SERVICES LP

By:		Targa Resources Texas GP LLC, its sole general partner

	By:	/s/ Howard M. Tate
Howard M. Tate
Vice President—Finance and Treasurer

TARGA LOUISIANA FIELD SERVICES LLC

By:	/s/ Howard M. Tate
Howard M. Tate Vice President—Finance and Treasurer

TARGA LOUISIANA INTRASTATE LLC

By:	/s/ Howard M. Tate
Howard M. Tate Vice President—Finance and Treasurer

Address of each Guarantor:

1000 Louisiana, Suite 4300

Houston, Texas 77002

Attention:    Vice President—Finance

Telephone:    713.584.1024

Telecopier:    713.584.1523